UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
August 22, 2006
INTERNATIONAL LEASE FINANCE CORPORATION
(Exact name of registrant as specified in its charter)

CALIFORNIA	1-31616	22-3059110
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)
10250 Constellation Boulevard, Suite 3400
Los Angeles, California 90067
(Address of principal executive offices, including zip code)
(310) 788-1999
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 1.1
EXHIBIT 4.1
EXHIBIT 4.2
EXHIBIT 4.3
EXHIBIT 5.1

Item 9.01 Financial Statements and Exhibits
     (c) Exhibits.

Exhibit No.	Description

1.1	Distribution Agreement, dated August 22, 2006, between the Registrant and ABN AMRO Incorporated, Banc of America Securities LLC, Barclays Capital Inc., BNP Paribas Securities Corp., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., HSBC Securities (USA) Inc., J.P. Morgan Securities Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mitsubishi UFJ Securities International plc, Scotia Capital (USA) Inc., UBS Securities LLC and Wachovia Capital Markets, LLC, relating to the Registrant’s Medium-Term Notes, Series R (the “Notes”).

4.1	Officers’ Certificate (without exhibits), dated August 22, 2006, establishing the terms of the Notes.

4.2	Form of Certificate for the Global Floating Rate Note.

4.3	Form of Certificate for the Global Fixed Rate Note.

5.1	Opinion of O’Melveny & Myers LLP regarding the legality of the Notes.

23.1	Consent of O’Melveny & Myers LLP (included in Exhibit 5.1 hereto).

1

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL LEASE FINANCE CORPORATION

By:	/s/ Alan H. Lund Alan H. Lund
Vice Chairman and
Chief Financial Officer
DATED: August 22, 2006

EXHIBIT INDEX

Exhibit No.	Description

1.1	Distribution Agreement, dated August 22, 2006, between the Registrant and ABN AMRO Incorporated, Banc of America Securities LLC, Barclays Capital Inc., BNP Paribas Securities Corp., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., HSBC Securities (USA) Inc., J.P. Morgan Securities Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mitsubishi UFJ Securities International plc, Scotia Capital (USA) Inc., UBS Securities LLC and Wachovia Capital Markets, LLC, relating to the Registrant’s Medium-Term Notes, Series R (the “Notes”).

4.1	Officers’ Certificate (without exhibits), dated August 22, 2006, establishing the terms of the Notes.

4.2	Form of Certificate for the Global Floating Rate Note.

4.3	Form of Certificate for the Global Fixed Rate Note.

5.1	Opinion of O’Melveny & Myers LLP regarding the legality of the Notes.

23.1	Consent of O’Melveny & Myers LLP (included in Exhibit 5.1 hereto).